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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2018

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

Unaudited pro forma condensed combined financial information of Halcón Resources Corporation (the “Company”) for the year ended December 31, 2017 is set forth in Exhibit 99.1 to this Current Report on Form 8-K, which gives effect to (i) the acquisition of 20,901 net acres and related assets in the Southern Delaware Basin located in Pecos and Reeves Counties, Texas (the “Acquired Properties”), (ii) the disposition of assets in the El Halcón area of East Texas, prospective for the Eagle Ford formation (the “Eagle Ford Divestiture”), (iii) the divestiture of all of the Company’s operated assets in the Williston Basin in North Dakota (the “Williston Divestiture”), and (iv) the repurchase of all of the Company’s 12.0% Senior Secured Second Lien Notes due 2022, a portion of the Company’s 6.75% Senior Unsecured Notes due 2025 and repayment of the outstanding balance on the Company’s revolving credit facility using the net proceeds resulting from the Williston Divestiture (the “Debt Repurchase”).

The unaudited pro forma financial information is provided to assist readers in understanding the aggregate impacts of the Company’s divestitures and acquisition and related funding activities occurring during 2017.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1

Unaudited Pro Forma Condensed Combined Financial Information of the Company for the year ended December 31, 2017, which gives effect to (i) the Acquired Properties, (ii) the Eagle Ford Divestiture, (iii) the Williston Divestiture, and (iv) the Debt Repurchase.

EXHIBIT INDEX

Exhibit No.	Description

99.1

Unaudited Pro Forma Condensed Combined Financial Information of the Company for the year ended December 31, 2017, which gives effect to (i) the Acquired Properties, (ii) the Eagle Ford Divestiture, (iii) the Williston Divestiture, and (iv) the Debt Repurchase.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

March 20, 2018	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer